_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported):  April 25, 1997


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 1997, providing for the issuance of the COUNTRYWIDE HOME LOANS, INC., Mortgage Pass-Through Certificates, Series 1997-3).


                                 CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware              333-08389          95-4449516
----------------------------   -----------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       155 North Lake Avenue
       Pasadena, California                          91101
     ------------------------                     ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1997-3.

          In connection with the offering of the Mortgage Pass-Through Certificates, Series 1997-3, Donaldson Lufkin & Jenrette Securities Corporation ("DLJ"), and Countrywide Securities Corporation ("CSC") as underwriters of the Underwritten Certificates, have prepared certain materials (the "Donaldson Lufkin & Jenrette Computational Materials" and the "Countrywide Securities Corporation Computational Materials" respectively) for distribution to their potential investors. Although the Company provided DLJ and CSC and with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Donaldson Lufkin & Jenrette Computational Materials or the preparation of the Countrywide Securities Corporation Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Donaldson Lufkin & Jenrette Computational Materials, which are listed as Exhibit 99.1 hereto, and the Countrywide Securities Corporation Computational Materials, which are listed as Exhibit
99.2 hereto, are filed on Form SE dated April 28, 1997.




-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 9, 1996 and the prospectus supplement dated April 25, 1997, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1997-3.




Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), Financial Asset Securities Corp. (the "Registrant") will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Registrant's registration statement (File No. 333-08389). The financial statements will be referred to in the prospectus supplement relating to CWMBS, Inc. Mortgage Pass-Through Certificates, Series 1997-3. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.  The Consent of Coopers & Lybrand L.L.P.


P    99.1 Donaldson Lufkin & Jenrette Computational Materials.
          filed on Form SE dated April 28, 1997.

P    99.2 Countrywide Securities Corporation Computational Materials filed on
          Form SE dated April 28, 1997.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWMBS, INC.



                              By: /s/ David A. Spector
                                  -------------------------------
                                  David A. Spector
                                  Vice President



Dated:  April 25, 1997


                                Exhibit Index
                                -------------


Exhibit                                                                  Page
-------                                                                  ----

23.       The Consent of Coopers & Lybrand L.L.P.

99.1      Donaldson Lufkin & Jenrette Computational Materials    filed     on
          Form SE dated April 28, 1997.

99.2      Countrywide Securities Corporation Computational  Materials   filed
          on Form SE dated April 28, 1997.



               EXHIBIT 23:  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement dated April 25, 1997 (to Prospectus dated September 9, 1996) of CWMBS, Inc. relating to Mortgage Pass-Through Certificates, Series 1997-3 of our report dated January 24, 1997 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts".



                              \s\  Coopers & Lybrand L.L.P.
                              --------------------------------------------
                                   COOPERS & LYBRAND L.L.P.




New York, New York
April 25, 1997



                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599





                                        April 25, 1997


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  CWMBS, Inc.
          COUNTRYWIDE HOME LOAN, INC.
          Mortgage Pass-Through Certificates, Series 1997-3
          -------------------------------------------------


Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, ExhibitS 99.1 and 99.2 will be filed on Monday, April 28, 1997 in paper on Form SE.


                                        Very truly yours,

                                        /s/ Kirill A. Stein

                                        Kirill A. Stein


Enclosure